UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant □

Check the appropriate box:

☐ Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

JUSHI HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11.

Control Number

Notice of Meeting and Notice of Availability of Proxy Materials
for the Annual and Special Meeting of
Jushi Holdings Inc. (the “Corporation”)

Meeting Date and Time: June 24, 2026 at 10:00 a.m. (Eastern time)
Location: 301 Yamato Rd, Ste 3250, Boca Raton, FL 33431, USA

This is an important notice regarding the availability of proxy materials for the Annual and Special Meeting of the Corporation (the “Materials”) to be held on June 24, 2026 (the “Meeting”). Notice is hereby given that Meeting is to be held on June 24, 2026 at 10:00 a.m. (Easter time) at the location noted above. This is not a votable ballot. This is an overview of the proposals presented at the Meeting.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the Materials before voting. Please be advised that the Materials for the above noted shareholder meeting are available for viewing and downloading online. This document provides an overview of these Materials, but you are reminded to access and review the Management Information Circular and Proxy Statement (the “Proxy Statement”) and other proxy materials available online prior to voting.
The Materials are available at: https://ir.jushico.com/corporate-governance/annual-meeting OR under the Corporation's profile at https://www.sec.gov/edgar and www.sedarplus.ca.
This Notice Regarding the Online Availability of Proxy Materials is provided to shareholders in place of the printed Materials for the upcoming Meeting. Shareholders may request to receive paper copies of the proxy Materials related to the above referenced meeting by mail at no cost. Requests for paper copies must be received by June 14, 2026 in order to receive the paper copy in advance of the meeting. Shareholders may request to receive a paper copy of the Materials for up to one year from the date the Materials were filed on https://www.sec.gov/edgar and www.sedar.com.
For more information regarding notice-and-access or to obtain a paper copy of the Materials you may contact our transfer agent, Odyssey Trust Company, via https://odysseytrust.com/ca-en/help/ or by phone at 1-888-290-1175 (toll-free within North America) or 1-587-885-0960 (direct from outside North America) or you may contact our Legal Department via legal@jushico.com, by phone at +1 (561) 617 9100 or by mail at 301 Yamato Rd Ste 3250, Boca Raton, FL 33431, USA.

The resolutions to be voted on at the Meeting, described in detail in the Proxy Statement, are as follows:
1.    The setting of the number of directors that constitutes the board of directors (the “Board”) of the Corporation at five (see the Proxy Statement - “Proposal 1 - Setting of the Number of Directors That Constitutes the Board”);
2.    The election of five director nominees named in the Proxy Statement (see the Proxy Statement -“Proposal 2 - Election of Directors”);
3.    The appointment of Macias Gini & O'Connell LLP as auditors for the Corporation and the authorization of the Board to fix the auditors' remuneration and set the terms of engagement (see the Proxy Statement - “Proposal 3: Appointment and Remuneration of Auditors”);
4.    The consideration and, if thought advisable, adoption of a special resolution, the full text of which is set forth in Appendix A to this Notice and Appendix A to the Proxy Statement, to approve a plan of arrangement, the full text of which is set forth in Appendix B to the Proxy Statement, under Section 288 of the Business Corporations Act (British Columbia) involving, among other things, the continuance and domestication of the Corporation from the laws of British Columbia, Canada to the laws of the State of Nevada in the United States (see the Proxy Statement- “Proposal 4: Approval of Arrangement”);
5.    The approval of one or more adjournments of the Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve one or more proposals, including the Arrangement; and
6.    The transaction of such other business as may properly come before the Meeting or any adjournment(s), continuance(s) or postponement(s) thereof.

THIS IS NOT A FORM FOR VOTING
Registered Shareholders may vote by proxy by Internet at https://login.odysseytrust.com/pxlogin and clicking "Vote".
Please have this Notice available. Follow the instructions to vote your proxy. You will require your control number printed above in order to vote by Internet. Your Internet vote authorizes the proxyholders to vote your shares in the same manner as if you marked, signed and returned your proxy card. You may also vote in person on June 24, 2026, at 10:00 a.m. (Eastern time) at 301 Yamato Road, Suite 3250, Boca Raton, FL 33431, USA. Please check the Materials for any special requirements for voting in person. Alternatively, to vote your shares by proxy, you must request a paper copy of the Materials and refer to the instructions in the Materials, including the Proxy. Your Proxy must be received by 10:00 a.m. (Eastern time) on June 22, 2026 or 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of Ontario) before any adjournment(s), continuances(s) or postponement(s) of the Meeting. Non-Registered Holders shall refer to the instructions in the Voting Instruction Form provided to them by their intermediary.
Annual Financial Statements
The Corporation is providing paper copies or emailing electronic copies of its annual financial statements to registered shareholders and beneficial shareholders that have opted to receive annual financial statements and have indicated a preference for either delivery method.

Appendix A

ARRANGEMENT RESOLUTION
JUSHI HOLDINGS INC.
(THE “COMPANY”)

NOW, THEREFORE BE IT RESOLVED, that:

1. The arrangement (the “Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving the Company, as more particularly set forth in the Company’s management information circular and proxy statement dated May 11, 2026 (the “Proxy Statement”) (as the Arrangement may be modified, supplemented or amended), is hereby authorized, approved and adopted.

2. The plan of arrangement implementing the Arrangement under Section 288 of the BCBCA in the form attached as Appendix B to the Proxy Statement (as such plan of arrangement may be, or may have been, modified or amended in accordance with its terms) (the “Plan of Arrangement”) is hereby authorized, approved and adopted.

3. In connection with the Arrangement and the continuance of the Company out from the jurisdiction of the BCBCA, and the concurrent domestication of the Company, in the State of Nevada and continuation as a corporation pursuant to the provisions of Section 92A.270 of the Nevada Revised Statutes, as amended (the “NRS”) contemplated therein:

a. under section 308 of the BCBCA, the Company shall file Articles of Domestication and Articles of Incorporation with the Nevada Secretary of State under NRS 92A.270, together with such other documents and information required by the NRS to complete the domestication under Nevada law; and

b. the Company shall make application to the British Columbia Registrar of Companies for authorization to permit such continuance;

4. Effective upon the effective time of the Arrangement, in accordance with the Arrangement:

a. the Certificate of Incorporation, Certificates of Name Change, the Notice of Articles and the Articles of the Company be canceled and substituted with the Articles of Domestication and Articles of Incorporation in the forms attached as Schedule A and Schedule B, respectively, to the Plan of Arrangement and the Bylaws in the form attached as Schedule C to the Plan of Arrangement;

b. the authorized capital of the Company will be amended to consist of 2,000,000,000 shares of common stock, par value $0.001 per share (the “Nevada Common Stock”) and 1,000,000,000 shares of undesignated preferred stock, par value $0.001 per share (the “Nevada Preferred Stock”), by:

i. amending the maximum number of authorized shares and altering the identifying name of the Company’s unlimited number of subordinate voting shares (“Subordinate Voting Shares”) without par value to 2,000,000,000 authorized shares of Nevada Common Stock and deleting the special rights and restrictions attached to the Subordinate Voting Shares as set out in the Articles of the Company and attaching the special rights and restrictions to the Nevada Common Stock as set out in the Articles of Incorporation;

ii. authorizing 1,000,000,000 shares of Nevada Preferred Stock and attaching the special rights and restrictions to the Nevada Preferred Stock as set out in the Articles of Incorporation;

iii. removing the unlimited multiple voting shares without par value, of which no shares are outstanding, and deleting the special rights and restrictions attached to the multiple voting shares as set out in the Articles of the Company;
iv. removing the unlimited super voting shares without par value, of which no shares are outstanding, and deleting the special rights and restrictions attached to the super voting shares as set out in the Articles of the Company;

v. removing the unlimited preferred shares without par value, of which no shares are outstanding, and deleting the special rights and restrictions attached to the preferred shares as set out in the Articles of the Company; and

vi. deleting the special rights and restrictions attached to the Subordinate Voting Shares, multiple voting shares, preferred shares and super voting shares as set out in the Articles of the Company.

5. The Company is authorized and directed to apply for a final order from the Supreme Court of British Columbia (the “Court”) to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement.

6. Notwithstanding the approval by the shareholders of the Company of this special resolution and/or the approval of the Arrangement by the Court, the board of directors of the Company, without further notice to or approval of the Shareholders, may decide (i) to amend, modify or supplement the Plan of Arrangement to the extent permitted by the Plan of Arrangement; or (ii) not to proceed with the Arrangement and to revoke this special resolution at any time prior to the Arrangement becoming effective pursuant to the provisions of the BCBCA.

7. The directors and officers of the Company are authorized and directed to take, or cause to be taken, for and on behalf of the Company, any and all action which one or more of such persons may deem necessary, appropriate or desirable to carry out the purpose and intent of the foregoing resolutions, and to make, execute and deliver or cause to be made, executed and delivered, all filings, postings, notices, undertakings, statements, documents, and certifications, in the name and on behalf of the Company, under its corporate seal or otherwise, as any such persons may deem necessary or desirable in connection therewith, and to perform and observe, or cause to be performed and observed, the obligations of the Company under all of the filings, postings, notices, undertakings, statements, documents or certifications referred to herein or contemplated hereby.